UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

KNOLL, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-12907

Delaware	13-3873847
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1235 Water Street East Greenville PA 18041
(Address of principal executive offices, including zip code)
(215) 679-7991
(Registrant’s telephone number, including area code)

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KNL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry Into a Material Definitive Agreement

On June 22, 2020, Knoll, Inc., a Delaware corporation (the “Company”), entered into an Investment Agreement (the “Investment Agreement”) with Furniture Investments S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée) (the “Buyer”), relating to the issuance and sale to the Buyer of 164,000 shares of the Company’s Series A Convertible Preferred Stock, par value $1.00 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $164 million (the “Issuance”). The closing of the Issuance (the “Closing”) is conditioned upon certain customary closing conditions.

Series A Preferred Stock

The Series A Preferred Stock will rank senior to the Company’s common stock, par value $0.01 per share (the “Common Stock”), with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock will have a liquidation preference of $1,000 per share. Holders of the Series A Preferred Stock will be entitled to a cumulative dividend at the rate of 4.5% per annum, payable quarterly in arrears, as set forth in the Certificate of Designations designating the Series A Preferred Stock, a form of which is attached as Exhibit B to the Investment Agreement (the “Certificate of Designations”). The Company may elect, in its sole discretion, to pay dividends in cash or as a dividend in kind (additional shares of Series A Preferred Stock having value equal to the amount of accrued dividends) until the two year anniversary of the date of the Closing (the “Closing Date”), after which the Company must pay dividends in cash. For purposes of the foregoing sentence, the deemed value of a share of Series A Preferred Stock is equal to its liquidation preference of $1,000 per share plus any accrued and unpaid dividends.

The Series A Preferred Stock will be convertible at the option of the holders thereof at any time into shares of Common Stock at an initial conversion price of $16.7500 per share of Series A Preferred Stock, subject to certain anti-dilution adjustments. At any time after the two year anniversary of the Closing Date, if the volume weighted average price of the Common Stock exceeds $29.3125 per share, as may be adjusted pursuant to the Certificate of Designations, for at least 20 trading days in any period of 30 consecutive trading days, the Company may elect to convert all or a portion of the Series A Preferred Stock into shares of Common Stock in accordance with the Certificate of Designations.

Holders of the Series A Preferred Stock will be entitled to vote as a single class with the holders of the Common Stock on an as-converted basis. Holders of the Series A Preferred Stock will be entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the rights, preferences, privileges or voting power of the Series A Preferred Stock, authorizations or issuances by the Company of securities that are senior to, or equal in priority with, the Series A Preferred Stock and increases or decreases in the number of authorized shares or issuances of shares of Series A Preferred Stock after the Closing Date.

At any time on or after the sixth anniversary of the Closing Date, the Company may redeem, in whole or, from time to time, in part, the shares of Series A Preferred Stock for a redemption price equal to: (i) the sum of (x) the liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 110% if the redemption occurs at any time on or after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date, (B) 105% if the redemption occurs at any time on or after the seventh anniversary of the Closing Date and prior to the eighth anniversary of the Closing Date, and (C) 100% if the redemption occurs at any time on or after the eighth anniversary of the Closing Date.

Upon certain change of control events involving the Company, the holders of the Series A Preferred Stock may either (i) convert their shares of Series A Preferred Stock into Common Stock at the then-current conversion price or (ii) cause the Company to redeem their shares of Series A Preferred Stock. Additionally, upon certain change of control events involving the Company, the Company may elect to redeem the Series A Preferred Stock. If the holders of the Series A Preferred Stock elect to have their shares of Series A Preferred Stock redeemed, or if the Company elects to redeem the Series A Preferred Stock, in each case, in connection with a change of control, the redemption price per share will be an amount in cash equal to 100% of the sum of the liquidation preference thereof and all accrued but unpaid dividends, plus a “make-whole” premium if such change of control occurs on or before the seventh anniversary of the Closing Date, plus, (i) if the redemption date is prior to the sixth anniversary of the Closing Date, all dividends that would have accrued on such share from the change of control redemption date to the sixth anniversary of the Closing Date, or (ii) if the redemption date is on or after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date, all dividends that would have accrued on such share from the change of control redemption date to the seventh anniversary of the Closing Date.

Investment Agreement

Pursuant to the Investment Agreement, the Company has agreed to increase the size of its board of directors (the “Board”) as of the Closing Date in order to elect an individual designated by the Buyer (the “Buyer Designee”) to fill the resulting vacancy on the Board for a term expiring at the third annual meeting of the Company’s stockholders following the Closing Date. At any annual meeting of the Company’s stockholders at which the term of the Buyer Designee will expire, the Company has agreed to nominate the Buyer Designee for election as a director and to support the Buyer Designee in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate. So long as the Buyer or its affiliates beneficially own shares of Common Stock, shares of Series A Preferred Stock and/or shares of Common Stock that were issued upon conversion of shares of Series A Preferred Stock that represent, on an as-converted basis, at least 50% of the total number of shares of Common Stock represented by the Series A Preferred Stock issued at the Closing, on an as-converted basis (the “50% Beneficial Ownership Requirement”), the Buyer will have the right to designate a director nominee for election to the Board.

The Buyer will be subject to certain standstill restrictions, which will be in effect until the twelve-month anniversary of the Closing Date, including that the Buyer will be restricted from, among other things, (i) acquiring or seeking to acquire additional securities of the Company or any of its affiliates if, as a result of any such acquisition, the aggregate beneficial ownership of shares of Common Stock on an as-converted basis of the Buyer and its affiliates and portfolio companies, taken as a whole, would exceed 120% of the sum of (a) their aggregate beneficial ownership of shares of Common Stock as of the date of the Investment Agreement plus (b) the Common Stock issuable upon the conversion of the Series A Preferred Stock as of the Closing; (ii) making, participating in or knowingly encouraging any solicitation or “proxies” to vote or seek to influence voting of any voting securities of the Company; (iii) making any public announcement with respect to, or offering or indicating an interest in, any merger or purchase of a material portion of the assets, properties or securities of the Company; and (iv) otherwise acting, alone or in concert with others, to seek to control or influence in any manner the management, the Board or the policies of the Company. In addition, the Buyer and its affiliates will be prohibited, subject to certain exceptions, from transferring any shares of Series A Preferred Stock (or Common Stock issued upon conversion of such Series A Preferred Stock) that is beneficially owned by them until the twelve-month anniversary of the Closing Date.

If the Company proposes to issue equity securities of any kind, then, until the earlier of (i) the first date on which the 50% Beneficial Ownership Requirement is no longer satisfied and (ii) the irrevocable waiver by the Buyer of its designation rights, subject to certain exceptions, the Company will be required to offer the Buyer the opportunity to purchase a portion of such proposed issuance equal to (i) the number of shares of Series A Preferred Stock, on an as-converted basis, and/or shares of Common Stock issued upon conversion of such Series A Preferred Stock then beneficially owned by the Buyer, divided by (ii) the total number of shares of Common Stock and Series A Preferred Stock then outstanding, on an as-converted basis.

The Investment Agreement contains customary representations, warranties and covenants of the Company and the Buyer.

Registration Rights

The Buyer and its affiliates will have certain customary registration rights with respect to shares of Common Stock held by the Investor, including any Common Stock issued upon any future conversion of the Series A Preferred Stock, pursuant to the terms of a Registration Rights Agreement, a form of which is attached as Exhibit C to the Investment Agreement.

The foregoing description of the terms of the Series A Preferred Stock, the Investment Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Investment Agreement, including the schedules and exhibits thereto, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

As described in Item 1.01, pursuant to the terms of the Investment Agreement, the Company has agreed to issue shares of the Series A Preferred Stock to the Buyer. This issuance and sale will be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D, as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. The Buyer represented to the Company that it is an “accredited investor” (as that term is defined in Rule 501 of the Securities Act) and that it is acquiring the Series A Preferred Stock and the Common Stock issuable upon the conversion of the Series A Preferred Stock pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the foregoing.

The information contained in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On June 23, 2020, the Company issued a press release announcing entry into the Investment Agreement and the transactions contemplated thereby. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The Company is furnishing the information in this Item 7.01 and Exhibit 99.1 to comply with Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act, regardless of any general incorporation language in such filings.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements regarding the Company’s expected future financial position, results of operations, revenue and profit levels, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “goals,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. This includes, without limitation, the Company’s statements and expectations regarding any current or future recovery in the Company’s industry, the Company’s plans for reduced capital and operating expenditures and enhanced liquidity measures, the Company’s integration of acquired businesses, the Company’s supply chain and manufacturing footprint optimization plans, and the Company’s expectations with respect to the payment of future dividends and leverage. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of the Company’s management.

The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include the successful Closing of the Issuance, corporate spending and service-sector employment, price competition, acceptance of the Company’s new products, the pricing and availability of raw materials and components, foreign currency exchange, transportation costs, demand for high quality, well designed furniture and interior solutions, changes in the competitive marketplace, changes in the trends in the market for furniture or coverings, the financial strength and stability of the Company’s suppliers, customers and dealers, access to capital, the Company’s success in designing and implementing the Company’s new enterprise resource planning system, the Company’s ability to successfully integrate acquired businesses, the Company’s supply chain optimization initiatives, the uncertainty and ultimate economic impact of the COVID-19 pandemic, and other risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and other filings with the SEC. Many of these factors are outside of the Company’s control.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX 10.1	Investment Agreement, dated June 22, 2020, by and between Knoll, Inc. and Furniture Investments S.à r.l.
EX 99.1	Press Release of Knoll, Inc., dated June 23, 2020
EX 104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knoll, Inc.

Date: June 23, 2020	By:	/s/ Charles W. Rayfield
Name: Charles W. Rayfield
Title: Senior Vice President and Chief Financial Officer